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                         [KPMG Peat Marwick LLP Letterhead]



                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
The Minnesota Mutual Life Insurance Company and
Contract Owners of Minnesota Mutual Variable Annuity Account:


We consent to the use of our reports included herein and to the reference to our Firm under the heading "AUDITORS" in Part B of the Registration Statement.



                                       KPMG Peat Marwick LLP


Minneapolis, Minnesota
January 14, 1997